                                                                    EXHIBIT 99.1

                                             Net Interest Margin Trust 1995-A
                                             December, 1999
                                             Payment: January 18, 2000

                                             7.25% SECURITIZED NET INTEREST
                                             MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                             Distribution Date: January 18, 2000


                                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                                               Original
--------------------------------------------                                                              ----------
1.  Amount Available                                                             1,081,671.26
                                                                            -----------------
Interest

2.  Aggregate Interest                                                             957,514.76             3.10881416
                                                                            ----------------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                               957,514.76
                                                                            -----------------

Principal

6.  Current month's principal distribution                                         124,156.50             0.40310552
                                                                            ----------------------------------------

7.  Remaining outstanding principal balance                                    158,361,045.03            514.1592371
                                                                            ----------------------------------------
    Pool Factor                                                                    0.51415924
                                                                            -----------------
8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                                390,739,298.55**
                                                                            -----------------

9.  Aggregate amount on deposit in Reserve Fund                                  7,500,000.00
                                                                            -----------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                              31,051.40
                                                                            -----------------

11. Aggregate principal balance of loans
    refinanced by Green Tree Financial                                           3,910,168.75
                                                                            -----------------

12. Weighted average CPR                                                               13.55%
                                                                            -----------------

13. Weighted average CDR                                                                4.78%
                                                                            -----------------

14. Annualized net loss percentage                                                      3.20%
                                                                            -----------------

15. Delinquency              30-59 day                                                  1.75%
                                                                            -----------------
                             60-89 day                                                  0.56%
                                                                            -----------------
                             90+ day                                                    0.96%
                                                                            -----------------
                             Total 30+                                                  3.27%
                                                                            -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 12/15/99.

                                               Net Interest Margin Trust 1995-A
                                               December, 1999
                                               Payment: January 18, 2000


                                           Fee Assets
                    -----------------------------------------------------------
                       Guarantee            Inside             Fee Asset
                          Fees               Refi                Total
                    -----------------------------------------------------------

GTFC 1994-5             42,784.11            30,660.00            73,444.11
GTFC 1994-6                  0.00            33,302.18            33,302.18
GTFC 1994-7                  0.00            16,161.56            16,161.56
GTFC 1994-8                  0.00            38,402.53            38,402.53
GTFC 1995-1                  0.00            22,643.08            22,643.08
GTFC 1995-2                  0.00                 0.00                 0.00
GTFC 1995-3                  0.00            78,492.73            78,492.73
GTFC 1995-4            302,348.27            35,452.97           337,801.24
GTFC 1995-5                  0.00                 0.00                 0.00
                    --------------------------------------------------------

                       345,132.38           255,115.05           600,247.43

Total amount of Guarantee Fees and
     Inside Refinance Payments                                   600,247.43
                                                          ------------------

Subordinated Servicing Fees                                      351,853.99
                                                          ------------------

Payment on Finance 1 Note                                        952,101.42
                                                          ------------------

Allocable to Interest (current)                                  690,703.53
                                                          ------------------

Allocable to accrued but unpaid Interest                               0.00
                                                          ------------------

Accrued and unpaid Trustee Fees                                        0.00
                                                          ------------------

Allocable to Principal                                           261,397.89
                                                          ------------------

Finance 1 Note Principal Balance                             114,061,945.76
                                                          ------------------

                                                Net Interest Margin Trust 1995-A
                                                December, 1999
                                                Payment: January 18, 2000


                                               Inside
                                Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00             0
GTFC 1994-6                         0.00          0.00             0
GTFC 1994-7                         0.00          0.00             0
GTFC 1994-8                         0.00          0.00             0
GTFC 1995-1                         0.00          0.00             0
GTFC 1995-2                         0.00     32,869.16     32,869.16
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                    56,003.97     40,696.71     96,700.68
                           ------------------------------------------

                               56,003.97     73,565.87    129,569.84

                           Total Residual and Inside
                               Refinance Payments         129,569.84